STERLING CAPITAL FUNDS

SUPPLEMENT DATED JULY 2, 2024

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides the following supplemental information, which is effective immediately, and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) dated February 1, 2024, as supplemented, of the Sterling Capital Funds and each of its series (the “Funds”):

Election of Scott A. Haenni as a Board Trustee and Retirement of Douglas R. Van Scoy:

On May 17, 2023, the Board of Trustees of the Sterling Capital Funds (the “Board”) appointed Scott A. Haenni as a Trustee of the Board. At a special shareholder meeting of the Funds held on June 24, 2024, the shareholders of the Sterling Capital Funds approved the election of Mr. Haenni as a Trustee of the Board.

Effective as of June 30, 2024, Douglas R. Van Scoy retired from the Board. All references in the SAI to Douglas Van Scoy are hereby removed.

Guardian Capital Acquisition of Sterling Capital:

As announced on February 2, 2024, and as previously disclosed in a supplement to the Funds’ Retail Prospectus and Institutional Prospectus filed on February 29, 2024, Guardian Capital Group Limited (“Guardian”) entered into a unit purchase agreement under which Guardian’s wholly-owned subsidiary, Guardian Capital LLC (“Guardian Capital”), would acquire 100% of the ownership interests of Sterling Capital from Truist Financial Corporation (“Truist”) (the “Acquisition”). The closing of the Acquisition (the “Closing”) occurred on July 2, 2024. Effective upon the Closing of the Acquisition, Sterling Capital became a wholly-owned subsidiary of Guardian Capital and an indirect, wholly-owned subsidiary of Guardian.

SAI Disclosure Updates:

In the “Investment Objectives and Policies” section on Page 39 of the SAI, the risk factor titled “Regulatory Risk (Volcker Rule)” is deleted in its entirety.

In the “Conflicts of Interest” subsection on page 111 of the SAI, the third paragraph is deleted in its entirety and replaced with the following:

As an independently-operated subsidiary of Guardian Capital LLC and an indirect, wholly-owned subsidiary of Guardian Capital Group Limited (“Guardian”), Sterling Capital is affiliated with various advisers and other financial entities under common ownership with Guardian. From time to time, Sterling Capital may engage in business activities with some of these companies, subject to Sterling Capital’s policies and procedures governing how it handles conflicts of interest. These activities may from time to time give rise to conflicts of interest in the allocation of investment opportunities among clients.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

SAI-SUPP-JULY24